4Q'17 Financial Results January 19, 2018 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on February 23, 2017. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes certain capital ratios, as well as certain financial measures that have been adjusted to exclude the effects from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 4Q'17 Highlights • $385 million Net Earnings, $0.49 diluted EPS … $545 million Adjusted Net Earnings & $0.70 Adjusted diluted EPS • Strong growth metrics ‒ Loan Receivables up 7% ‒ Net Interest Income up 8% ‒ Purchase Volume up 3% ‒ Average Active Accounts up 4% • Net Charge-Offs 5.78% compared to 4.65% in the prior year • Provision for Loan Losses up 26% primarily driven by credit normalization • Efficiency Ratio 30.3% compared to 31.6% in the prior year • Deposits up $4.5 billion compared to prior year, comprising 73% of funding • Strong Capital and Liquidity ‒ 16.0% CET1 & $15.1 billion Liquid Assets • Paid quarterly dividend of $0.15 per share and repurchased $430 million of common stock Financial Highlights (a) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act (b) CET1 % calculated under the Basel III transitional guidelines (b) Business Highlights • Renewed key relationships • Significantly expanded our strategic credit relationship to become the exclusive issuer of the U.S. PayPal Credit financing program (a)

4 Growth Metrics 4Q'16 4Q'17 4Q'16 4Q'17 4Q'16 4Q'17 4Q'16 4Q'17 +3%Purchase Volume $ in billions Loan Receivables $ in billions Interest and Fees on Loans $ in millions $35.4 $36.6 $76.3 $81.9 $4,233 $3,91971.368.7 +4% +8% +7% Average Active Accounts in millions

Platform Results[a]

	Retail Card Loan Receivables, $ in billions			Payment Solutions Loan Receivables, $ in billions			CareCredit Loan Receivables, $ in billions		
	4Q'16	4Q'17	V%	4Q'16	4Q'17	V%	4Q'16	4Q'17	V%
Purchase Volume	$29.0	$29.8	+3%	$4.0	$4.4	+9%[b]	$2.2	$2.4	+8%
Accounts	54.5	56.1	+3%	8.8	9.4	+7%	5.4	5.8	+8%
Interest and Fees on Loans	$2,909	$3,133	+8%	$523	$574	+10%	$487	$526	+8%

Retail Card

Loan Receivables, $ in billions



+7%
$52.6
$56.1

- Strong Loan Receivables growth across partner programs
- Interest and Fees on Loans up 8% driven by Loan Receivables growth

Payment Solutions

Loan Receivables, $ in billions



+8%
$15.6
$16.9

- Broad Loan Receivables growth led by home furnishing and auto
- Interest and Fees on Loans up 10% driven by Loan Receivables growth

CareCredit

Loan Receivables, $ in billions



+10%
$8.1
$8.9

- Loan Receivables growth led by dental and veterinary
- Interest and Fees on Loans up 8% driven by Loan Receivables growth

(a) Accounts represent Average Active Accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase Volume $ in billions and Interest and Fees on Loans $ in millions

(b) Purchase volume for Payment Solutions for 4Q'16 shown above has been adjusted to exclude purchase volume of $0.2 billion related to hhgregg. Without adjusting for this activity, Payment Solutions purchase volume increased 4% compared to prior year

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Financial Results

Summary Earnings Statement

$ in millions, except ratios

	4Q'17	4Q'16	B/(W) $	B/(W) %
Total Interest Income	$4,291	$3,947	$344	9%
Total Interest Expense	375	319	(56)	(18)%
Net Interest Income (NII)	**3,916**	**3,628**	**288**	**8%**
Retailer Share Arrangements (RSA)	(779)	(811)	32	4%
NII, after RSA	**3,137**	**2,817**	**320**	**11%**
Provision for Loan Losses	1,354	1,076	(278)	(26)%
Other Income	62	85	(23)	(27)%
Other Expense	970	918	(52)	(6)%
Pre-Tax Earnings	**875**	**908**	**(33)**	**(4)%**
Provision for Income Taxes	490	332	(158)	(48)%
Net Earnings	**$385**	**$576**	**$(191)**	**(33)%**
Adjusted Net Earnings (a)	**$545**	**$576**	**$(31)**	**(5)%**
Diluted Earnings Per Share	**$0.49**	**$0.70**	**$(0.21)**	
Adjusted Diluted Earnings Per Share (a)	**$0.70**	**$0.70**	**$ -**	

(a) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act

4Q'17 Highlights

- **$385 million Net Earnings; $545 million Adjusted Net Earnings**
- **Net Interest Income up 8% driven by growth in Loan Receivables**
  - Interest and Fees on Loans up 8% driven by average Loan Receivables growth
  - Interest Expense increase driven by higher benchmark rates and growth
- **Retailer Share Arrangements down 4%**
  - Driven by increase in Provision for Loan Losses
- **Provision for Loan Losses up 26% primarily driven by credit normalization**
  - Net Charge-Offs of 5.78% compared to 4.65% in the prior year
- **Other Expense up 6%**
  - Driven primarily by growth and marketing

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7 Net Interest Income 4Q’17 Highlights • Net Interest Income increased 8% compared to prior year driven by growth in Loan Receivables ‒ Interest and Fees on Loans increased 8% compared to prior year driven by average Loan Receivables growth • Net Interest Margin down 2bps. ‒ Loan Receivables mix as a percent of total Earning Assets increased from 81.7% to 81.9% ‒ Loan Receivables yield 21.43%, down 8bps. vs. prior year ‒ Total Interest-Bearing Liabilities cost 1.96%, up 18bps. vs. prior year 4Q'16 4Q'17 Net Interest Income $ in millions, % of average Interest-Earning Assets 16.26% 16.24% +8% $3,628 $3,916

8 Asset Quality Metrics 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 Allowance For Loan Losses $ in millions, % of period-end Loan Receivables 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 Net Charge-Offs $ in millions, % of average Loan Receivables including held for sale 30+ Days Past Due $ in millions, % of period-end Loan Receivables 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 6.97% $5,361 6.80% $5,574 5.12% $3,497 5.50% $3,620 5.70% $3,894$1,707 2.22% $1,869 2.28% $1,273 1.86% $1,212 1.84% $1,143 1.67% $1,334 1.89% 5.82% $4,115 $1,546 2.03% $4,344 5.69% $1,508 2.06% $4,676 6.37% $1,435 1.90% $5,001 6.63% $2,772 $3,694 $3,831 $2,538 $2,585 4.67%4.80% 4.06% 3.85% 3.79% $3,008 4.26% $3,295 4.32% $3,120 4.25% 4.25% $3,208 $950 $1,141 $697 $780 $747 $765 $847 4.95% 5.78% 4.25% 4.74% 4.51% 4.39% 4.65% 5.33% $974 5.42% $1,001 90+ Days Past Due $ in millions, % of period-end Loan Receivables

9 4Q'16 4Q'17 Other Expense Employee Costs $315 $333 $18 6% Professional Fees 164 159 (5) (3)% Marketing/BD 130 156 26 20% Information Processing 88 99 11 13% Other 221 223 2 1% Other Expense $918 $970 $52 6% Efficiency 31.6% 30.3% (1.3)pts. (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other Income” (1) V$ V% +6% (a) 4Q’17 Highlights Other Expense $ in millions $918 $970 • Other Expense up 6% ‒ Other Expense increase driven primarily by growth and marketing investments • Efficiency Ratio 30.3% vs. 31.6% prior year ‒ Positive operating leverage while funding strategic investments in digital and analytics

10 Liquid Assets $13.6 $15.1 Undrawn Credit Facilities 6.7 6.0 Total Liquidity $20.3 $21.1 % of Total Assets 22.5% 22.0% Capital Ratios Common Equity Tier 1% - Basel III transitional 4Q'16 4Q'17 Funding, Capital and Liquidity (b) 4Q'16 4Q'17 Basel III (fully phased-in) 17.0% 15.8% Liquidity $ in billions $21.1$20.3 (c) Does not include unencumbered assets in the Bank that could be pledged (c) (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines 17.2% 16.0% (a) $52.0 $56.5 $12.4 $12.5 $7.8 $8.3 4Q'16 4Q'17 Funding Sources $ in billions Variance Deposits 72% 73% +1pts. Securitization 17% 16% (1)pts. 3rd Party Debt 11% 11% - pts. $77.3 Deposits Securitization 3rd Party Debt V$ $72.2 +$0.5 +$0.1 +$4.5

11 Loan Receivables Growth 7% - 9% 7% Strong organic growth driven by value propositions and strategic investments; underwriting refinements moderately tempered strong growth Net Interest Margin 15.75% - 16.00% 16.35% Higher receivable yield, favorable earning asset mix, lower deposit betas RSAs/Average Receivables 4.4% - 4.5% 3.9% Sharing of higher provision expense, partially offset by program performance Net Charge-Off Rate Low 5% Range 5.37% Driven by credit normalization Efficiency Ratio ~ 32.0% 30.3% Driven by higher margins, revenue growth and increased productivity ROA 2.5%+ 2.3% Higher margin and operating leverage offset by higher provision expense 2017 Outlook 2017 Actual Drivers (a) 2017 outlook updated July 21, 2017 and included in Company’s Form 8K filing for Monthly Charge-Off and Delinquency Statistics filed on November 15, 2017 (b) 2017 ROA excluding the tax law change; represents Adjusted net earnings as a percentage of average total assets, refer to Non-GAAP reconciliation page in appendix (a) 2017 Performance (b)

12 Loan Receivables Growth (Period-End 12/31/18 versus 12/31/17) 5% - 7% 13% - 15% PayPal Credit portfolio added 3Q18 Net Interest Margin ~ 16.25% 15.75% - 16.00% Dilution from pre- funding RSAs/Average Receivables 4.2% - 4.4% 4.2% - 4.4% Portfolio/expansion of program will not impact range Net Charge-Off Rate 5.5% - 5.8% 5.5% - 5.8% Normalization and timing of portfolio acquisition Efficiency Ratio ~ 31.0% ~ 31.0% Portfolio/expansion of program will not impact outlook ROA 2.5% + ~ 2.5% Dilution from reserve build on portfolio and pre-funding 2018 Outlook Excluding PayPal Credit Portfolio 2018 Outlook 2018 Outlook With PayPal Credit Portfolio Drivers (a) Assumes a 7/1/2018 closing date; announced on November 16, 2017 dilution of ~ $0.05 in 1H18 and ~ $0.20 in 2H18 (a)

13 Strategic Priorities Grow our business through our three sales platforms • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles Invest in ‘Next Generation’ data, analytics and digital capabilities • Continue to expand the use of advanced analytics to leverage SKU level data to drive sales and customer loyalty • Further develop a frictionless mobile & digitized environment through the use of customer journey insights • Leverage unstructured data and machine learning to drive an even higher level of customer engagement Position business for long-term growth • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Investment in core infrastructure to drive scale, efficiency and agility Operate with a strong balance sheet and financial profile • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns Leverage strong capital position • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

14 Appendix

Non-GAAP Reconciliation

The following table sets forth a reconciliation of non-GAAP measures included in this presentation to the comparable GAAP component at, and for the periods ended, December 31, 2017.

	$ in millions Quarter Ended December 31, 2017	$ in millions Twelve Months Ended December 31, 2017
COMMON EQUITY MEASURES		
GAAP Total common equity	$14,234	
Less: Goodwill	(991)	
Less: Intangible assets, net	(749)	
Tangible common equity	**$12,494**	
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	254	
Basel III – Common equity Tier 1 (fully phased-in)	**$12,748**	
Adjustments related to capital components during transition	142	
Basel III – Common equity Tier 1 (transition)	**$12,890**	
Risk-weighted assets – Basel III (fully phased-in)	**$80,526**	
Risk-weighted assets – Basel III (transition)	**$80,669**	
ADJUSTED NET EARNINGS		
GAAP net earnings	$385	$1,935
Adjustment for tax law change	160	160
Adjusted net earnings	**$545**	**$2,095**
ADJUSTED DILUTED EPS		
GAAP diluted EPS	$0.49	$2.42
Adjustment for tax law change	0.21	0.20
Adjusted diluted EPS	**$0.70**	**$2.62**

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